Significant Accounting Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Significant Accounting Policies
Net income	$ 16,967,981	$ 12,764,450
Less: dividends to preferred shareholders	96,591	125,625
Net income available to common shareholders	$ 16,871,390	$ 12,638,825
Weighted average number of common shares used in computing earnings per share	5,602,905	5,553,052
Earnings per common share	$ 3.01	$ 2.28